EXHIBIT 32.2


                           CERTIFICATION OF THE PRINCIPAL ACCOUNTING  OFFICER

         Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of GPS Industries, Inc. (the "Company") hereby certifies that, to his knowledge:

                  (i) The Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 19, 2007                                /s/ JOSEPH MILLER
                                                         -----------------------
                                                         Joseph Miller
                                                         Chief Financial Officer